SECOND AMENDMENT TO LOAN AGREEMENT

         This Second Amendment amends that certain Loan Agreement dated as of September 30, 1998, the parties to which are ITRON, INC. ("Borrower"), BANK OF AMERICA, N.A., formerly Bank of America National Trust and Savings Association, and U.S. BANK NATIONAL ASSOCIATION (collectively, including their respective successors and/or assigns, "Banks"), and BANK OF AMERICA, N.A., formerly Bank of America National Trust and Savings Association, as "Agent." All terms defined in the Agreement shall have the same meaning when used in this Amendment, except as may be otherwise provided in this Amendment or in any prior amendment. For mutual consideration, the parties agree as follows:

1. Tangible Capital. Section 5.13(b) of the Agreement is amended to read as follows:

                  (b) a Tangible Capital of not less than $150,000,000, increasing at the end of each fiscal month, beginning month ending October 31, 1999, by 50% of net income earned during the month then ending (without reduction for net losses), plus 75% of new equity contributed during the month then ending.

2. Other Terms. Except as specifically amended by this Amendment or any prior amendment, all other terms, conditions, and definitions of the Agreement shall remain in full force and effect.

3. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures to such counterparts were upon the same instrument. This Amendment shall be deemed fully executed when the Agent shall have received counterparts of this Amendment signed by Borrower, Agent, and all Banks.

         DATED as of the 30th day of September, 1999.

Borrower:                                           Agent:

ITRON, INC.                                         BANK OF AMERICA, N.A.


By                                                  By

Title                                               Title


Address:                                            Address:

2818 N. Sullivan Road                               Agency Management Services
Spokane, WA  99216                                  WA1-102-16-20
Attn:  Treasurer                                    701 Fifth Avenue, 16th Floor
                                                    Seattle, WA  98104
                                                    Attention:  Dora Brown


Banks:

BANK OF AMERICA, N.A.                             U.S. BANK NATIONAL ASSOCIATION



By                                                By

Title                                            Title

Address:                                         Address:

Commercial Banking, WA1-102-12-06                1420 Fifth Avenue, Floor 11
701 Fifth Avenue, 12th Floor                     Seattle, WA  98101
Seattle, WA  98104                               Attention:  Cathy Schalkle
Attention:  Eric Herbst